Significant Accounting Policies (Policies)	12 Months Ended
Mar. 31, 2023
Accounting Policies [Abstract]
Nature of Operations, Policy [Policy Text Block]	Nature of Operations — Seneca Foods Corporation (the “Parent Company”) and subsidiaries (the “Company”) currently has 26 facilities in eight states in support of its main operations. The Company markets private label and branded packaged foods to retailers and institutional food distributors.
Consolidation, Policy [Policy Text Block]

Principles of Consolidation — The consolidated financial statements include the accounts for the Parent Company and all of its wholly-owned subsidiaries after elimination of intercompany transactions, profits, and balances.

Use of Estimates, Policy [Policy Text Block]

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the related revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Subsequent Events, Policy [Policy Text Block]	Subsequent Events — The Company has evaluated subsequent events for disclosure through the date of issuance of the accompanying consolidated financial statements.
Reclassification, Comparability Adjustment [Policy Text Block]	Reclassifications — Certain previously reported amounts have been reclassified to conform to the current period classification.
Cash and Cash Equivalents, Policy [Policy Text Block]	Cash Equivalents — The Company considers all highly liquid instruments purchased with an original maturity of three months or less as cash equivalents.
Fair Value of Financial Instruments, Policy [Policy Text Block]

Fair Value of Financial Instruments — The carrying values of cash and cash equivalents (Level 1), accounts receivable, short-term debt (Level 2) and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. See Note 12, Fair Value of Financial Instruments, for a discussion of the fair value of long-term debt.

The three-tier value hierarchy is utilized to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobserved inputs (Level 3). The three levels are defined as follows:

●	Level 1- Quoted prices for identical instruments in active markets.

●

Level 2- Quoted prices for similar instruments; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable.

●	Level 3- Model-derived valuations in which one or more inputs or value-drivers are both significant to the fair value measurement and unobservable.

Receivable [Policy Text Block]

Accounts Receivable and Doubtful Accounts — Accounts receivable is stated at invoice value, which is net of any off-invoice promotions.  In determining the Company’s reserve for credit losses, receivables are assigned an expected loss based on historical information adjusted for forward-looking economic factors. Management believes these provisions are adequate based upon the relevant information presently available.

Inventory, Policy [Policy Text Block]

Inventories — Substantially all inventories are stated at the lower of cost or market with cost determined using the last-in, first-out (“LIFO”) method. An actual valuation of inventory under the LIFO method is made at the end of each fiscal year based on the inventory levels and costs at that time. In contrast, interim LIFO calculations are based on management’s estimates of expected year-end inventory levels, production pack yields, sales and the expected rate of inflation or deflation for the year. The interim LIFO calculations are subject to adjustment in the final year-end LIFO inventory valuation.

Assets Held for Sale, Policy [Policy Text Block]

Assets Held for Sale — The Company classifies its assets as held for sale at the time management commits to a plan to sell the asset, the asset is actively marketed and available for immediate sale, and the sale is expected to be completed within one year. Due to market conditions, certain assets may be classified as held for sale for more than one year as the Company continues to actively market the assets. Assets that meet the held for sale criteria are presented separately on the consolidated balance sheet at the lower of carrying value or estimated fair value less costs to sell and depreciation is no longer recognized.

Property, Plant and Equipment, Policy [Policy Text Block]

Property, Plant and Equipment — Property, plant, and equipment are stated at cost. Interest incurred during the construction of major projects is capitalized. For financial reporting, the Company provides for depreciation on the straight-line method at rates based upon the estimated useful lives of the various assets. The estimated useful lives are as follows:

	Years
Land improvements	10	-	20
Buildings and improvements	30
Machinery & equipment	10	-	15
Office furniture	3	-	5
Vehicles	3	-	7
Computer software	3	-	5

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]

Long-Lived Assets — The Company assesses its long-lived assets for impairment whenever there is an indicator of impairment. Impairment losses are evaluated if the estimated undiscounted cash flows from using the assets are less than carrying value. A loss is recognized when the carrying value of an asset exceeds its fair value.

Additionally, the Company assesses the potential for an other-than-temporary impairment of its equity method investment when impairment indicators are identified by considering all available information, including the recoverability of the investment, the earnings and near-term prospects of the investment, factors related to the industry, amongst others relevant information. If an investment is considered to be impaired and the decline in value is other than temporary, an impairment charge is recorded. During fiscal year 2022, the Company recorded an impairment charge of $6.3 million to reduce the carrying value of the equity method investment to $0, as the value of the investment was determined to not be recoverable.

Deferred Charges, Policy [Policy Text Block]

Deferred Financing Costs — Deferred financing costs incurred in obtaining debt are amortized on a straight-line basis over the term of the debt, which is not materially different than using the effective interest rate method. As of March 31, 2023 there were $0.6 million of unamortized financing costs included in other assets related to the Company’s revolving credit facility and $0.6 million of unamortized financing costs related to its term loans that are included as a contra to long-term debt and current portion of long-term debt on the Consolidated Balance Sheets.

Revenue from Contract with Customer [Policy Text Block]

Revenue Recognition — Revenue recognition is completed for most customers at a point in time basis when product control is transferred to the customer.  In general, control transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms, as the customer can direct the use and obtain substantially all of the remaining benefits from the asset at this point in time. The Company does sell certain finished goods inventory for cash on a bill and hold basis. The terms of the bill and hold agreement(s) provide that title to the specified inventory is transferred to the customer(s) prior to shipment and the Company has the right to payment (prior to physical delivery) which results in recorded revenue as determined under the revenue recognition standard.

See Note 2, Revenue Recognition, for further discussion of the policy.

Trade promotions are an important component of the sales and marketing of the Company’s branded products, and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Concentration Risk, Credit Risk, Policy [Policy Text Block]

Concentration of Credit Risk — Financial instruments that potentially subject the Company to credit risk consist of trade receivables, interest-bearing investments, and cash and cash equivalents. Wholesale and retail food distributors comprise a significant portion of the trade receivables; collateral is generally not required. A relatively limited number of customers account for a large percentage of the Company’s total net sales. The top ten customers represented approximately 55% and 53% of net sales for fiscal years 2023 and 2022, respectively. The Company closely monitors the credit risk associated with its customers. The Company places substantially all of its interest-bearing investments with financial institutions and monitors credit exposure. Cash and short-term investments in certain accounts exceed the federal insured limit; however, the Company has not experienced any losses in such accounts.

Advertising Cost [Policy Text Block]	Advertising Costs — Advertising costs are expensed as incurred and totaled $2.2 million in each of fiscal years 2023 and 2022 and $1.8 million in fiscal year 2021.
Income Tax, Policy [Policy Text Block]

Income Taxes — The provision for income taxes includes federal and state income taxes currently payable and those deferred because of temporary differences between the financial statement and tax basis of assets and liabilities and tax credit carryforwards. The Company uses the flow-through method to account for its investment tax credits.

The Company evaluates the likelihood of realization of its net deferred income tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization are the Company’s forecast of future taxable income, the projected reversal of temporary differences and available tax planning strategies that could be implemented to realize the net deferred income tax assets.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense.

Earnings Per Share, Policy [Policy Text Block]

Earnings per Common Share — The Company has three series of convertible preferred stock, which are deemed to be participating securities that are entitled to participate in any dividend on Class A common stock as if the preferred stock had been converted into common stock immediately prior to the record date for such dividend. Basic earnings per share for common stock is calculated using the “two-class” method by dividing the earnings attributable to common stockholders by the weighted average of common shares outstanding during the period.

Diluted earnings per share is calculated by dividing earnings attributable to common stockholders by the sum of the weighted average common shares outstanding plus the dilutive effect of convertible preferred stock using the “if-converted” method, which treats the contingently-issuable shares of convertible preferred stock as common stock. Restricted stock is included in the diluted earnings per share calculation.

New Accounting Pronouncements, Policy [Policy Text Block]

Recently Issued Accounting Standards — Effective April 1, 2022, the Company adopted ASU 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which was subsequently amended in November 2018 through ASU No. 2018-19, Codification Improvements to Topic 326, Financial Instruments – Credit Losses (“ASU 2016-13”). The amended guidance requires entities to estimate lifetime expected credit losses for trade and other receivables, including those that are current with respect to payment terms, along with other financial instruments which may result in earlier recognition of credit losses. The Company evaluated its existing methodology for estimating an allowance for doubtful accounts and the risk profile of its receivables portfolio and developed a model that includes the qualitative and forecasting aspects of the “expected loss” model under the amended guidance. In determining the Company’s reserve for credit losses, receivables are assigned an expected loss based on historical information adjusted for forward-looking economic factors. The adoption of ASU 2016-13 did not have a material impact on the Company’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides an optional expedient and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The optional guidance can be applied from March 12, 2020 through December 31, 2022. ASU 2020-04 eases the potential accounting burden associated with the expected discontinuance of the London Interbank Offered Rate (LIBOR) and other interbank offered rates, which are being replaced by alternative reference rates such as the Secured Overnight Financing Rate (SOFR). The interest rates associated with the Company’s previous borrowings under its senior revolving credit facility (as defined in Note 7, “Long-term Debt”) were tied to LIBOR. Subsequent to the amendment of the senior revolving credit facility agreement on September 14, 2022, the Company’s borrowings are tied to SOFR plus a spread adjustment (see Note 7, “Long-term Debt”). The adoption of ASU 2020-04 as a result of this amendment did not have a material impact on the Company’s consolidated financial statements.

There were no other recently issued accounting pronouncements that impacted the Company’s consolidated financial statements. In addition, the Company did not adopt any other new accounting pronouncements during fiscal year 2023.